Balances at Other Banks	12 Months Ended
Dec. 31, 2012
Balances at Other Banks [Abstract]
Cash Reserve Deposit Required And Made [Text Block]
(2) Balances at Other Banks

The Company is required to maintain certain reserves of vault cash and/or deposits with the Federal Reserve Bank. The amount of this reserve requirement, included in cash and due from banks and federal funds sold and other short term investments, was approximately $75.7 million and $67.1 million at December 31, 2012 and 2011, respectively.